AMERICAN GENERAL LIFE INSURANCE COMPANY
                              SEPARATE ACCOUNT II
                             EXECUTIVE ADVANTAGE(R)
                            GROUP FLEXIBLE PREMIUM
                  VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                   THE UNITED STATES LIFE INSURANCE COMPANY
                            IN THE CITY OF NEW YORK
                            SEPARATE ACCOUNT USL B
                            EXECUTIVE ADVANTAGE(R)
                            GROUP FLEXIBLE PREMIUM
                  VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                       SUPPLEMENT DATED FEBRUARY 1, 2019
                    TO POLICY PROSPECTUSES, AS SUPPLEMENTED



      Effective February 1, 2019, American General Life Insurance Company and The United States Life Insurance Company in the City of New York (collectively, the "Companies") are amending their Executive Advantage group flexible premium variable universal life insurance Policies (the "Policies") prospectuses for the sole purpose of describing a change in the availability of the (i) Neuberger Berman AMT Large Cap Value Portfolio -Class I and (ii) AB VPS Growth Portfolio - Class A (collectively, the Neuberger Berman AMT Large Cap Value Portfolio - Class I and the AB VPS Growth Portfolio - Class A are referred to as the "Portfolios") as investment options under the Policies.

      Beginning February 1, 2019, the Portfolios will no longer be offered as investment options under the Policies.

      For a period of time, the respective Companies may provide you with confirmations, statements and other reports that contain the names of these formerly available Portfolios.

      If you have any questions, please contact our Administrative Center at 1-888-222-4943.